Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5317%



        Excess Protection Level
          3 Month Average   5.45%
            December, 1999   4.49%
            November, 1999   5.77%
            October, 1999   6.09%


        Cash Yield                                  19.14%


        Investor Charge Offs                         5.04%


        Base Rate                                    9.61%


        Over 30 Day Delinquency                      4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,671,007,362.88